Novint Technologies, Inc. 10-Q

Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Novint Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Orin Hirschman as Principal Executive Officer and Principal Financial Officer of the Company certify, pursuant to and for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2020

/s/ Orin Hirschman
Orin Hirschman
President (Principal Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Novint Technologies, Inc. and will be retained by Novint Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.